UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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SiteOne Landscape Supply, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! SITEONE LANDSCAPE SUPPLY, INC. 2021 Annual Meeting Vote by May 11, 2021 11:59 PM ET D35045-P51476 You invested in SITEONE LANDSCAPE SUPPLY, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 12, 2021. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper copy of voting material(s) by requesting prior to April 28, 2021. If you would like to request a copy of the voting material(s), you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Vote Virtually at the Meeting* May 12, 2021 9:00 AM, EDT Smartphone users Point your camera here and vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/SITE2021 *If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance. V1 For complete information and to vote, visit www.ProxyVote.com Control #

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. SITEONE LANDSCAPE SUPPLY, INC. 2021 Annual Meeting Vote by May 11, 2021 11:59 PM ET Board Recommends Voting Items D35046-P51476 1. Election of Directors Nominees: 01) Doug Black 02) Jack Wyszomierski For 2. Ratification of the appointment of Deloitte & Touche LLP as the company’s independent registered public accounting firm for the year ending January 2, 2022. For 3. Advisory vote to approve executive compensation. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.